                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [_]  Preliminary Proxy Statement

     [_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

     [X]  Definitive Proxy Statement

     [_]  Definitive Additional Materials

     [_]  Soliciting Material Pursuant to Section 240.14a-12

                          SYNOVA HEALTHCARE GROUP, INC.

________________________________________________________________________________
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NOT APPLICABLE

________________________________________________________________________________
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

     Payment of Filing Fee (Check the appropriate box)

     [X]  No fee required.

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

     4)   Proposed maximum aggregate value of transaction.

________________________________________________________________________________

     5)   Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

________________________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________

     3)   Filing Party:

________________________________________________________________________________

     4)   Date Filed.

________________________________________________________________________________

                          SYNOVA HEALTHCARE GROUP, INC.
                     1400 NORTH PROVIDENCE ROAD, SUITE 6010
                            MEDIA, PENNSYLVANIA 19063

                                  [SYNOVA LOGO]

                                                                   July 13, 2006

Dear Synova Healthcare Group, Inc. Stockholder:

          On behalf of your board of directors, you are cordially invited to attend the Synova Healthcare Group, Inc. 2006 annual meeting of stockholders to be held at The Crowne Plaza Hotel Philadelphia-Center City, 1800 Market Street, Philadelphia, Pennsylvania 19103, on Thursday, August 3, 2006, at 10:00 a.m. (local time).

          It is important that your shares are represented at the annual meeting. Whether or not you plan to attend the annual meeting, please complete and return the enclosed proxy card in the accompanying envelope. Please note that completing the proxy card will not prevent you from attending the annual meeting and voting in person.

          You will find information regarding the matter to be voted on at the annual meeting in the following pages. Our 2005 Annual Report to Shareholders is also enclosed with these materials. Your interest in Synova is appreciated, and we look forward to seeing you on August 3.

                                        Sincerely,


                                        /s/ Stephen E. King
                                        ----------------------------------------
                                        Stephen E. King
                                        Chairman of the Board of Directors
                                        and Chief Executive Officer

                          SYNOVA HEALTHCARE GROUP, INC.
                     1400 NORTH PROVIDENCE ROAD, SUITE 6010
                            MEDIA, PENNSYLVANIA 19063

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 3, 2006

                                   ----------

          NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Synova Healthcare Group, Inc. (the "Company") will be held at The Crowne Plaza Hotel Philadelphia-Center City, 1800 Market Street, Philadelphia, Pennsylvania 19103, at 10:00 a.m. (local time) on Thursday, August 3, 2006. The Annual Meeting is being held for the following purposes:

          1. To elect seven directors, each of whom shall serve a one-year term until the 2007 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, as more fully described in the accompanying Proxy Statement; and

          2. To transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

          Only stockholders of record of the Company's common stock, par value $0.001 per share, as shown on the transfer books of the Company, at the close of business on June 9, 2006 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

          All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                        By Order of the Board of Directors


                                        /s/ David J. Harrison
                                        ----------------------------------------
                                        David J. Harrison
                                        President, Chief Operating Officer and
                                        Secretary

July 13, 2006
Media, Pennsylvania

                                   ----------

 IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE,
       SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER,
                REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                   ----------

                          SYNOVA HEALTHCARE GROUP, INC.
                     1400 NORTH PROVIDENCE ROAD, SUITE 6010
                            MEDIA, PENNSYLVANIA 19063

                                 PROXY STATEMENT
                       2006 ANNUAL MEETING OF STOCKHOLDERS

          This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Synova Healthcare Group, Inc., a Nevada corporation, for use at our 2006 annual meeting of stockholders, to be held at The Crowne Plaza Hotel Philadelphia-Center City, 1800 Market Street, Philadelphia, Pennsylvania 19103, at 10:00 a.m. (local time) on Thursday, August 3, 2006, and at any of its adjournments or postponements, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this proxy statement is the board of directors' proxy or voting instruction card for the annual meeting, which you may use to indicate your vote on the proposals described in this proxy statement. This proxy statement, Notice of Annual Meeting and accompanying proxy card and our 2005 annual report to stockholders are first being mailed to our stockholders of record on or about July 13, 2006.

          Only stockholders of record, as shown on our transfer books, at the close of business on June 9, 2006, the record date for the annual meeting, will be entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements of the annual meeting. On the record date, there were 17,465,780 shares of our common stock, par value $0.001 per share, outstanding. The common stock is the only outstanding class of our capital stock with voting rights.

          Because each proxy is revocable as provided in this proxy statement, sending in a signed proxy will not affect a stockholder's right to attend the annual meeting and vote in person. All proxies that are properly completed, signed and returned to us prior to the annual meeting, and which have not been revoked, will, unless otherwise directed by the stockholder, be voted FOR the board of directors' nominees as directors and in accordance with the recommendations of the board of directors as to all other matters that may properly come before the annual meeting, or, if no such recommendation is given, in their own discretion. A stockholder may revoke his or her proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and expressing a desire to vote his or her shares in person. Attendance at the annual meeting will not, in itself, constitute revocation of the proxy.

          Unless the context indicates otherwise, all references in this proxy statement to "we," "our," "us," or the "Company," or words of similar import, mean Synova Healthcare Group, Inc., a Nevada corporation. We operate our business through our two consolidated Delaware subsidiaries, Synova Healthcare, Inc., which is wholly owned by Synova Healthcare Group, Inc., and Synova Pre-Natal Healthcare, Inc., which is wholly owned by Synova Healthcare, Inc.

          Our principal executive offices are located at 1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063, and our telephone number is (610) 565-7080.

                                VOTING PROCEDURES

          The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of common stock will constitute a quorum for the transaction of business at the annual meeting. All shares of the common stock present in person or represented by proxy and entitled to vote at the annual meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum.

          A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the annual meeting. The seven nominees for election as directors at the annual meeting who receive the highest number of affirmative votes of shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting will be elected. No other matters are anticipated to be presented at the annual meeting. Abstentions and broker non-votes will be included in the number of shares present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the election of directors. A "broker non-vote" occurs when a nominee holding shares of common stock cannot vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Cumulative voting is not permitted.

                          PROXY AND VOTING INFORMATION

          Many stockholders hold their shares through a broker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially through a broker, bank or other nominee.

SHARES OWNED AS A SHAREHOLDER OF RECORD

          If a stockholder's shares are registered directly in the stockholder's name with Island Stock Transfer, our transfer agent, the stockholder is considered, with respect to those shares, to be the stockholder of record. A stockholder of record may give our representatives a proxy to vote the stockholder's shares as directed, or the stockholder may vote in person at the annual meeting.

SHARES OWNED BENEFICIALLY THROUGH A BROKER, BANK OR OTHER NOMINEE

          Shares that are registered in the name of a brokerage account or by a bank or other nominee are commonly referred to as being held in "street name." Stockholders who hold shares in street name have received these proxy materials from a bank, broker or nominee, which is considered, with respect to those shares, to be the stockholder of record. Stockholders who are the beneficial owner of shares held in street name have the right to direct the nominee how to vote their shares. Beneficial owners also have the right to attend the annual meeting. However, since you are not the stockholder of record, you may be required to first obtain a signed proxy from the stockholder of record to give you the right to vote the shares at the annual meeting. Beneficial owners should have received from the broker, bank or other nominee a voting instruction card to direct the broker, bank or other nominee how to vote shares or to obtain a proxy from the nominee to vote such shares at the annual meeting.

          To vote, please sign and date the enclosed proxy card and return it to us as soon as possible in the enclosed envelope. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you received a voting instruction card, please complete and return it in accordance with the instructions received from your broker, bank or other nominee.

CHANGING OR REVOKING YOUR VOTE

          After voting, you may change your vote one or more times by completing and returning a new proxy to us, or by voting in person at the annual meeting. Only the last vote timely received by us will be counted. You may request a new proxy card from our Secretary. If you received a voting instruction card, you may request a new one from your broker, bank or other nominee. You may revoke a proxy before its exercise by filing written notice of revocation with our Secretary at 1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063, before the annual meeting.

FAILURE TO PROVIDE VOTING INSTRUCTIONS

          If you submit a signed proxy card, but do not indicate how you want your shares voted, the persons named in the enclosed proxy will vote your shares of common stock "for" the election of each of the seven director nominees named in this proxy statement.

          Furthermore, with respect to any other matter that properly comes before the annual meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in our best interest. We are not presently aware of any matters that will be brought before the annual meeting that are not reflected in the attached Notice of the Annual Meeting.

SOLICITATION OF PROXIES

          The entire cost of soliciting proxies, include the costs of preparing, assembling and mailing this proxy statement, the proxy and any additional soliciting materials furnished to stockholders, will be borne by us. In addition to solicitation by mail, our officers, directors or employees may solicit proxies in person or by telephone, facsimile or similar means without additional compensation. Upon request, we will pay the reasonable expenses incurred by record holders of the common stock who are brokers, dealers, banks or voting trustees, or their nominees, for sending proxy materials and the 2005 annual report to stockholders to the beneficial owners of the shares they hold of record.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information with respect to the beneficial ownership of our common stock as of June 9, 2006 by the following persons:

          o    each of our directors and director nominees;

          o each of our executive officers named in the Summary Compensation Table;

          o each person known by us to be the beneficial owner of more than 5% of our outstanding common stock; and

          o all of our executive officers, directors and director nominees as a group.

          As of June 9, 2006, there were 17,465,780 shares of our common stock outstanding. Unless otherwise noted below, and subject to applicable community property laws, to our knowledge, each person has sole voting and investment power over the shares shown as beneficially owned by them. The number of shares beneficially owned by each stockholder is determined under rules and regulations promulgated by the Securities and Exchange Commission. The information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or other convertible securities or rights held by that person that are currently exercisable or exercisable within 60 days of June 9, 2006 are deemed to be presently outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The same shares may be beneficially owned by more than one person. Unless otherwise indicated, the address of record for the owner is c/o Synova Healthcare Group, Inc., 1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063.

                                                  NUMBER OF SHARES
                                                OF OUR COMMON STOCK   PERCENTAGE OF OUR COMMON
               NAME AND ADDRESS                  BENEFICIALLY OWNED   STOCK BENEFICIALLY OWNED
---------------------------------------------   -------------------   ------------------------
Stephen E. King..............................      2,020,375 (1)                11.5%

David J. Harrison............................      2,020,165 (2)                11.5%

Patricia Campbell............................         25,000 (3)                 0.1%

Joseph S. Ferroni, M.D. (4)..................         51,250 (5)                 0.3%

Jeffrey N. Pelesh............................         86,250 (6)                 0.5%

Eric A. Weiss (4)............................        285,750 (7)                 1.6%

Dr. Steven L. Edell..........................        137,499 (8)                 0.8%

Ronald S. Spangler...........................         50,000 (9)                 0.3%

                                                  NUMBER OF SHARES
                                                OF OUR COMMON STOCK   PERCENTAGE OF OUR COMMON
               NAME AND ADDRESS                  BENEFICIALLY OWNED   STOCK BENEFICIALLY OWNED
---------------------------------------------   -------------------   ------------------------
John M. Suender..............................             --                      --

Robert Knight
114 W. Magnolia Street, Suite 446
Bellingham, Washington 98225 (10)............            500 (11)                  *

Bianchi & Partner AG
Friesenbergstrasse 98
CH-8055
Zurich, Switzerland..........................        999,990 (12)                5.7%

All directors, director nominees and
executive officers as a group (10 persons)...      4,676,289 (13)               26.1%

----------
*    Less than 0.1%.

(1) Includes (i) an option to purchase 131,250 shares of common stock at an exercise price of $0.0011 per share and (ii) 700 shares of common stock held of record by a member of Mr. King's immediate family of which Mr. King shares beneficial ownership.

(2) Includes (i) an option to purchase 131,250 shares of common stock at an exercise price of $0.0011 per share and (ii) 1,750 shares of common stock held of record by a member of Mr. Harrison's immediate family of which Mr. Harrison shares beneficial ownership.

(3) Includes an option to purchase 25,000 shares of common stock at an exercise price of $1.82 per share.

(4) This current director has declined to stand for re-election at the 2006 annual meeting and is not named in this proxy statement as a director nominee.

(5) Includes (i) an option to purchase 8,750 shares of common stock at an exercise price of $0.57 per share; (ii) an option to purchase 25,000 shares of common stock at an exercise price of $1.82 per share; and (iii) 17,500 shares of common stock held of record by a member of Dr. Ferroni's immediate family of which Dr. Ferroni shares beneficial ownership.

(6) Includes (i) a warrant to purchase 8,750 shares of common stock at an exercise price of $0.0011 per share and (ii) an option to purchase 25,000 shares of stock at an exercise price of $1.82 per share.

(7) Includes (i) an option to purchase 8,750 shares of common stock at an exercise price of $0.57 per share; (ii) an option to purchase 25,000 shares of common stock at an exercise price of $1.82 per share; and (iii) 252,000 shares of common stock held as joint tenants with Mr. Weiss's spouse.

(8) Includes warrants to purchase 16,666 shares of common stock at an exercise price of $2.00 per share. All of these securities are held jointly with Dr. Edell's spouse.

(9) Includes the portion (50,000 shares) of an option to purchase up to 300,000 shares of common stock at an exercise price of $2.78 per share that will vest within 60 days of June 9, 2006.

(10) Robert Knight resigned as our Chief Executive Officer on January 12, 2005.

(11) These shares are held of record by Knight Financial, Ltd. Mr. Knight has sole voting and investment power over these shares.

(12) Excludes warrants to purchase up to an additional 499,980 shares of common stock, which, pursuant to the terms thereof, may not be exercised so long as the holder would beneficially own more than 4.99% of our common stock either prior to or after giving effect to the exercise. We currently believe that this stockholder owns more than 4.99% of our common stock and thus this warrant is not presently exercisable. However, if these warrants could be exercised in full, Bianchi & Partner AG would be deemed to beneficially own a total of 1,499,970 shares of common stock, or 8.4%.

(13) Includes all shares, options and warrants disclosed in footnotes (1) through (3) and (5) through (9) above.

CHANGE IN CONTROL

          We were formed as a Nevada corporation on September 1, 1998 under the name Centaur Capital Group, Inc. Our initial business strategy was to use human genetics in order to discover novel pharmaceuticals, but this business never developed and was abandoned in 2001. We changed our name numerous times since our original formation, but as of December 31, 2004 our name was Advanced Global Industries Corporation. We were a development stage company with no active business from the time of our original formation until our acquisition of Synova Healthcare, Inc., the entity that prior to this acquisition operated our current business.

          In December 2004, we entered into a letter of intent to merge with Synova Healthcare, Inc. In connection with that merger, on January 12, 2005, we changed our name from Advanced Global Industries Corporation to Synova Healthcare Group, Inc. and entered into a definitive merger agreement with Synova Healthcare, Inc. On February 10, 2005, our wholly owned subsidiary, Synova AGBL Merger Sub, Inc., a Delaware corporation, merged with Synova Healthcare, Inc., with Synova Healthcare, Inc. surviving the merger. In connection with the merger, each outstanding share of Synova Healthcare, Inc. common stock was cancelled and converted into the right to receive 8.75 shares of our common stock. Each outstanding option, warrant and other right to purchase Synova Healthcare, Inc. common stock was cancelled and converted into an option, warrant or right to purchase 8.75 shares of our common stock, with appropriate adjustments to the applicable exercise prices of these options, warrants and rights. Immediately upon the consummation of the merger, the Synova Healthcare, Inc. stockholders and the holders of Synova Healthcare, Inc. stock options or other convertible securities held approximately 70% of our outstanding voting stock on a fully-diluted basis. Synova Healthcare, Inc. is now our wholly owned operating subsidiary.

          Immediately after the consummation of the merger in February 2005, persons who had owned Synova Healthcare, Inc. common stock and common stock equivalents immediately prior to the merger held approximately 70% of our outstanding voting stock on a fully-diluted basis. As a result of the merger, Synova Healthcare, Inc. became our wholly owned operating subsidiary. The officers and directors of Advanced Global Industries Corporation were replaced by management and directors of Synova Healthcare, Inc. We became a reporting company on August 12, 2005.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

BACKGROUND

          The board of directors is responsible for managing our business and affairs. Our articles of incorporation, as amended, provide that the number of directors is to be as set by the board of directors. The board of directors is presently comprised of six directors, each of whom serves a one-year term. However, the board of directors has increased the size of the board from six to seven directors, effective as of the 2006 annual meeting. At each annual meeting of stockholders, the successors to the directors will be elected to serve from the time of their election and qualification until the next annual meeting of stockholders following their election or until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

          Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the seven director nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee(s) as shall be designated by the current board of directors to fill any vacancy. The nominees have consented to being named in the proxy statement and to serve if elected. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. The board of directors proposes the election of the following director nominees: Patricia Campbell, Dr. Steven L. Edell, David J. Harrison, Stephen E. King, Jeffrey N. Pelesh, Ronald S. Spangler and John M. Suender. Joseph S. Ferroni, M.D. and Eric A. Weiss are presently directors but have declined to stand for re-election and are not named as a director nominee in this proxy statement.

DIRECTOR NOMINEES

          The director nominees were nominated by our nominating committee, which nominations were confirmed by our board of directors.

          If elected, each nominee is expected to serve until the 2007 annual meeting of stockholders, or until his or her successor is duly elected and qualified. The seven nominees for election as directors at the annual meeting who receive the highest number of affirmative votes will be elected. All of the director nominees, except for Dr. Edell, Dr. Spangler and Mr. Suender, are presently our directors. Dr. Edell and Mr. Suender were recommended for nomination by Stephen E. King, our Chairman and Chief Executive Officer.

          Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy for the election of the listed nominees or, in the event of death, disqualification, refusal or inability of any nominee to serve, for the election of such other persons as our board of directors may recommend in the place of such nominee to fill the vacancy. Information regarding the seven nominees is set forth below.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS ELECT THE NOMINEES NAMED BELOW AS OUR DIRECTORS UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS, AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED, QUALIFIED AND SEATED.

          The following table sets forth certain information as of the record date with respect to each of the director nominees.

           NAME               AGE                       POSITION
---------------------------   ---   -----------------------------------------------
Stephen E. King............    41   Chairman, Chief Executive Officer and Director
David J. Harrison..........    39   President, Chief Operating Officer and Director
Patricia Campbell..........    52   Director
Dr. Steven L. Edell........    62   Director Nominee
Jeffrey N. Pelesh..........    47   Director
Ronald S. Spangler, Ph.D...    53   Chief Scientific Officer and Director Nominee
John M. Suender............    45   Director Nominee

          There are no other nominees for director known to us at this time. There are no family relationships among our current directors or executive officers. The following is a brief summary of the background of each director nominee:

          PATRICIA CAMPBELL, DIRECTOR. Ms. Campbell has served as our director since April 2005. Since March 2006, Ms. Campbell has been the President and owner of Terra Nova Marketing Solutions, a consulting company that she founded to provide marketing, sales, client relations and Internet-related consulting services. Ms. Campbell also worked with Terra Nova from May 2001 to March 2005. From April 2005 to March 2006, Ms. Campbell was the Chief Operating Officer of MediaBay, Inc., a digital media and publishing company specializing in spoken audio entertainment. From February 2000 to April 2001, Ms. Campbell was President of Direct Equity Partners, LP, a $250 million private equity firm specializing in direct marketing and Internet companies. In addition, Ms. Campbell has had 15 years of magazine publishing experience at Time Inc. and Times Mirror Magazines. Ms. Campbell was Chairman of the Direct Marketing Association and is actively involved in the association's policy development for the industry. She holds a Bachelor of Arts degree in Urban Geography from Dartmouth College graduating Phi Beta Kappa, as well as a Masters of Arts in Urban and Economic Geography and a Master of Business Administration in Marketing and Quantitative Analysis, each from Columbia University.

          DR. STEVEN L. EDELL, DIRECTOR NOMINEE. Since May 2001, Dr. Edell has been the President of Edell Radiology Associates, P.A., a radiology practice. Since 1992, Dr. Edell has been an adjunct faculty member of the Department of Radiology at the Philadelphia College of Osteopathic Medicine. Dr. Edell has received specialty certifications from the American Board of Nuclear Medicine, the American Board of Radiology, the American Osteopathic Board of Radiology, the American College of Radiology and the American Institute of Ultrasound in Medicine. Throughout his career, Dr. Edell has authored or co-authored over 50 articles and book chapters and has given numerous presentations and invitational lectures, all on topics involving radiology, ultrasound and other diagnostic imaging techniques. Dr. Edell received his Bachelor of Arts in Biosciences from Rutgers University and his Doctor of Osteopathy from the Philadelphia College of Osteopathic Medicine.

          DAVID J. HARRISON, CHIEF OPERATING OFFICER, PRESIDENT AND DIRECTOR. Mr. Harrison became our Chief Operating Officer, President and a director on February 10, 2005, when Synova Healthcare, Inc. merged with our subsidiary, Synova AGBL Merger Sub, Inc. Mr. Harrison's overall business experience includes 10 years in sales and marketing management and four years of general management. Prior to the merger, Mr. Harrison served as Chief Operating Officer and President of our wholly owned subsidiary, Synova Healthcare, Inc., since shortly after its incorporation in 2003. From June to September 2003, Mr. Harrison served as the Director of Marketing for Trudell Medical Marketing Limited, a Canadian marketer and distributor of medical devices and equipment. From June 1998 to June 2002, Mr. Harrison served in various progressive marketing and management positions with Becton, Dickinson and Company's Medical Systems division, including Market Manager (1998-1999), Group Market Manager (1999-2000) and Business Director (2000-2003). Mr. Harrison's pharmaceutical responsibilities, including at companies such as Wyeth and GlaxoSmithKline, have included work in the women's health, neuroscience and anti-infective markets. He has also developed expertise, as the result of his work in medical technologies, in the drug delivery, anesthesia, surgical, critical care and ophthalmic markets with a focus in healthcare worker safety, infection control, consulting/education and prevention of medication errors. Mr. Harrison holds an Honors Bachelor of Business Administration degree from Brock University, where he majored in both marketing and economics.

          STEPHEN E. KING, CHAIRMAN, CHIEF EXECUTIVE OFFICER AND DIRECTOR. Mr. King became our Chairman, Chief Executive Officer and a director on February 10, 2005, when Synova Healthcare, Inc. merged with our subsidiary, Synova AGBL Merger Sub, Inc. His professional experience includes 17 years of pharmaceutical sales and marketing, both nationally and internationally, including responsibility for the marketing activities of several well-known pharmaceutical brands. Prior to the merger, Mr. King served as the Chairman and Chief Executive Officer of our wholly owned subsidiary, Synova Healthcare, Inc., since its incorporation in 2003. From January 2003 to August 2003, Mr. King served as a marketing director in the U.S. neurosciences division of Forest Laboratories, Inc. From September 1999 to December 2002, Mr. King served in a number of progressive marketing and management positions with Wyeth, including Senior Director of Marketing from October 1999 to December 2000 and Vice President, Global Strategic Marketing -- Neuroscience from January 2001 to December 2002. Mr. King holds a Bachelor's degree in Physical Education from Brock University, where he double-majored in

Biological Sciences and Physical Education. He is also a candidate for an Honors Bachelor of Business Administration in Marketing from Brock University.

          JEFFREY N. PELESH, DIRECTOR. Mr. Pelesh has served as our director since April 2005. Since 1991, Mr. Pelesh has owned, and served as principal of, his own accounting firm, Gelman & Pelesh, P.C., offering a full array of financial services. Since 1990, he also has been an Assistant Professor of Accountancy and Entrepreneurship at Villanova University, teaching courses full time at the graduate and undergraduate levels in financial and cost accounting, corporate reporting, tax and business computer applications. Mr. Pelesh also routinely serves as a presenter in training sessions offered by the accounting firm of PriceWaterhouseCoopers LLP to its professional staff through the partner level. Mr. Pelesh received a Bachelor of Science degree in Accounting, as well as a Master of Business Administration degree, from Villanova University. Mr. Pelesh is a Certified Public Accountant, and is certified as an AICPA Personal Financial Specialist. Mr. Pelesh has his NASD Series 7 and 63 licenses and is also licensed to sell insurance in Pennsylvania and Delaware.

          RONALD S. SPANGLER, CHIEF SCIENTIFIC OFFICER AND DIRECTOR NOMINEE. Dr. Spangler became our Chief Scientific Officer effective January 3, 2006. From April 2004 to December 2005, Dr. Spangler was a Managing Director of The Keystone Equities Group, an investment banking firm that Dr. Spangler founded. From January 1998 to April 2004, Dr. Spangler was a Managing Director of Emerging Growth Equities, Ltd.'s Capital Markets team, where he performed investment banking services. Also, since January 2002, Dr. Spangler has provided strategic consulting and technical writing consulting services, and he remains a strategic consultant to and a principal of Keystone. Dr. Spangler has over 20 years of experience in the pharmaceutical industry, having worked for companies such as Procter & Gamble and SmithKline Beecham (now GlaxoSmithKline), most recently as Director of Worldwide Strategic Product Development. Dr. Spangler received his Bachelor of Science and Master of Science degrees in Molecular Biology from the University of Colorado and his Ph.D. in Physiology and Biophysics from Colorado State University. Dr. Spangler is also currently qualified with the National Association of Securities Dealers, Inc. as a general securities representative and a general securities principal and has his NASD Series 7, 63 and 24 licenses.

          JOHN M. SUENDER, DIRECTOR NOMINEE. Since August 2004, Mr. Suender has been the President of Jasper Ventures LLC, a mergers and acquisitions and business development consulting firm. We have engaged Jasper Ventures to provide us with, among other things, business development, acquisition and finance, corporate governance and human resources consulting assistance. See "Certain Relationships and Related Transactions -- Jasper Ventures LLC." From September 1992 to August 2004, Mr. Suender was Executive Vice President, General Counsel and Secretary of MedQuist Inc., a publicly traded medical transcription company located in Marlton, New Jersey. Mr. Suender also served as Executive Vice President - Acquisitions of MedQuist Inc. Mr. Suender received his Bachelor of Science degree in Psychology from St. Lawrence University and his Juris Doctor degree from Pennsylvania State University -- The Dickinson School of Law.

DIRECTORS OF THE COMPANY NOT STANDING FOR RE-ELECTION AT THE ANNUAL MEETING

          The following individuals are currently members of our board of directors but have decided not to stand for re-election at the annual meeting.

          JOSEPH S. FERRONI, M.D., DIRECTOR. Dr. Ferroni has served as our director since February 2005. He has been in the private practice of Obstetrics and Gynecology for over twenty years. Over the last six years he has limited his practice to the care of perimenopausal and menopausal women at the Gynecology and Menopause Center in Malvern, Pennsylvania, which he founded and serves as President. In addition to his clinical practice, Dr. Ferroni travels extensively and gives many lectures throughout the country on the subjects of menopause, osteoporosis, female cardiovascular health, breast cancer and contraception. He is a member of corporate speakers' bureaus for Eli Lilly and Company, Proctor & Gamble, Berlex, Warner Chilcot and Pfizer Pharmaceuticals. In addition to being a Board member, he also serves as our Medical Advisor. Dr. Ferroni is a graduate of Thomas Jefferson School of Medicine in Philadelphia, Pennsylvania.

          ERIC A. WEISS, DIRECTOR. Mr. Weiss has served as our director since February 2005. Since October 1993, Mr. Weiss has been a partner at Marshall, Dennehey, Warner, Coleman and Goggin in Philadelphia, Pennsylvania, where he concentrates his practice in commercial, product liability, pharmaceutical and complex civil litigation. Mr.

Weiss was actively involved in the evolution of Milestone Marketing, a scholastic-affinity company, from his initial investment in 1997 until sale of that company to a competitor in 2002. In his capacity as principal, officer and director of Milestone Marketing, he dealt with all aspects of corporate management, venture capital and other financings and negotiations. Mr. Weiss graduated from Villanova University with a Bachelor of Science in Economics. He received his Juris Doctor degree, as well as a Master of Laws degree in Labor Law, from Temple University -- Beasley School of Law.

COMMUNICATION WITH THE BOARD OF DIRECTORS

          The board of directors has not yet developed a process for security holders to send communications to the board of directors. As we only recently have become a public company, the board of directors has not yet considered the adoption of such a process. Further, since becoming a public company in August 2005, our board of directors has been concentrating the vast majority of its efforts on overseeing the day-to-day operations of our business. However, the board of directors will in the future evaluate the need to have a specific procedure designed to permit security holders to communicate with members of the board of directors. In the meantime, security holders who desire to communicate with any member of the board of directors may contact The Investor Relations Group, our investor relations firm, at 11 Stone Street, Third Floor, New York, New York 10004, telephone (212) 825-3210.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

          The board of directors held 13 meetings during the 2005 fiscal year. During the 2005 fiscal year, the audit committee, the compensation committee and the nominating committee did not meet. During fiscal 2005, none of the directors attended less than 75% of the sum of (1) all of the meetings of the board of directors (held during the period for which he or she was a director) and (2) all of the meetings of all committees of the board of directors on which such director served.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

          The board of directors believes that each director should attend the annual meeting of stockholders, absent exceptional cause, although it has not formally adopted any policy with respect to director attendance at such meetings. Four of the six members of the board of directors attended the 2005 annual meeting of stockholders.

COMMITTEES OF THE BOARD OF DIRECTORS

          The board of directors has a standing audit committee, a compensation committee and a nominating committee.

     Audit Committee

          The audit committee is currently composed of Mr. Pelesh, who serves as its chairperson, Dr. Ferroni, and Mr. Weiss. The board of directors has not adopted a written charter for the audit committee. Among other things, the audit committee is directly responsible for:

          o appointing, overseeing the work of and approving the compensation of, our outside auditor;

          o    reviewing our annual and quarterly financial statements;

          o pre-approving all auditing services and permissible non-audit services provided by our outside auditor;

          o engaging in a dialogue with the outside auditor regarding relationships which may impact the independence of the outside auditor and overseeing the independence of the outside auditor;

          o reviewing and approving the report of the audit committee for inclusion in our annual proxy statement for each annual meeting of stockholders in accordance with applicable SEC rules and regulations;

          o reviewing with the outside auditor the adequacy and effectiveness of our internal controls;

          o reviewing with our Chief Executive Officer and Chief Financial Officer any significant deficiencies in the design or operation of our internal controls and any fraud, whether or not material, that involves our management or other employees who have a significant role in our internal controls; and

          o reviewing and assessing annually the audit committee's performance.

     Compensation Committee

          The compensation committee currently consists of Mr. Weiss, who serves as chairperson, Ms. Campbell and Mr. Pelesh. The compensation committee is directly responsible for:

          o annually reviewing and determining the compensation of our Chief Executive Officer and other executive officers, to the extent such compensation is not otherwise fixed or determined by an employment agreement;

          o reviewing and approving the form of employment contracts, severance arrangements, change in control provisions and other compensatory arrangements with executive officers; and

          o reviewing and assessing annually, the compensation committee's performance.

          Notwithstanding the foregoing, the full board of directors currently administers the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan.

     Nominating Committee

          The nominating committee currently consists of Dr. Ferroni, who serves as chairperson, and Ms. Campbell. The nominating committee does not currently have a charter. The nominating committee is responsible for, among other things:

          o selecting the slate of nominees of directors to be proposed for election by the stockholders and recommending to the board of directors individuals to be considered by the board of directors to fill vacancies;

          o    establishing criteria for selecting new directors; and

          o reviewing and assessing annually the performance of the nominating committee.

          Our board has determined that each member of the nominating committee is "independent," as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards are not applicable to the nominating committee because we do not have any securities that are quoted on NASDAQ.

DIRECTOR NOMINATION PROCESS

     Director Qualifications

          Nominees for director will be selected on the basis of outstanding achievement in their careers and other factors including: broad experience; education; whether they are independent; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; experience in the medical diagnostic and device industries and knowledge about the issues affecting such industries; and willingness to devote adequate time and attention to board of directors and committee duties. The proposed nominee should also be free of conflicts of interest that could prevent such nominee from acting in our best interest and that of our stockholders. Additional special criteria may apply to directors being considered to serve on a particular committee of the board of directors.

     Director Nominee Selection Process

          As to each incumbent director, the nominating committee reviews such director's service during the past term, including, but not limited to, the number of board of directors and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director's independence, as well as any special qualifications required for membership on any committees on which such director serves. In the case of a new director candidate, the selection process for director candidates includes the following steps:

          o identification of director candidates by the nominating committee based upon suggestions from current directors and executives and recommendations received from stockholders;

          o    possible engagement of a director search firm;

          o    interviews of candidates by the nominating committee;

          o reports to the board of directors by the nominating committee on the selection process;

          o    recommendations by the nominating committee; and

          o formal nominations by the board of directors for inclusion in the slate of directors at the annual meeting.

          The nominating committee will consider properly submitted stockholder recommendations for director candidates. Director candidates recommended by stockholders are given the same consideration as candidates suggested by directors and executive officers. The nominating committee has the sole authority to select, or to recommend to the board of directors, the nominees to be considered for election as a director. The officer presiding over the stockholders meeting, in such officer's sole and absolute discretion, may reject any nomination not made in accordance with the procedures outlined in this proxy statement and our amended and restated bylaws. Under our amended and restated bylaws, a stockholder who desires to nominate directors for election at a stockholders meeting must comply with the procedures summarized below. Our amended and restated bylaws are available, at no cost, at the SEC's website, http://www.sec.gov (filed as Exhibit 3(ix) to our registration statement on Form SB-2, as filed with the SEC on June 24, 2005), or upon the stockholder's written request directed to the Corporate Secretary at the address given below. See " -- Stockholder Nominations" below for a description of the procedures that must be followed to nominate a director.

     Stockholder Nominations

          Pursuant to our amended and restated bylaws, nominations by stockholders for directors to be elected at a meeting of stockholders which have not previously been approved by the board of directors must be submitted in writing to the Corporate Secretary at 1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, not later than (i) the latest date upon which stockholder proposals must be submitted to us for inclusion in our proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date that is one year after the date of the immediately preceding annual meeting of stockholders, and (ii) with respect to an election to be held at a special meeting of stockholders, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Each nomination is required to set forth:

          o the name and address of the stockholder making the nomination and the person or persons nominated;

          o a representation that the stockholder is a holder of record of our capital stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated;

          o a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder;

          o such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board of directors; and

          o    the consent of each nominee to serve as a director if so elected.

          We will reject all nominations that are filed late.

AUDIT COMMITTEE REPORT

          The audit committee of the board of directors consists of Mr. Pelesh, Dr. Ferroni and Mr. Weiss. Mr. Pelesh is the chairperson of the audit committee.

          The audit committee has reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended December 31, 2005 with management and Morison Cogen LLP, our independent registered public accounting firm. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The audit committee also discussed with representatives of Morison Cogen LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

          The audit committee also received and reviewed the written disclosures and the confirming letter from Morison Cogen LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be amended or supplemented, and discussed with Morison Cogen LLP its independence from us.

          Based on these reviews and discussions and in reliance thereon, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, which was filed with the SEC on April 17, 2006.

                               The Audit Committee


/s/ Jeffrey N. Pelesh (Chairperson)   /s/ Joseph S. Ferroni, M.D.   /s/ Eric A. Weiss

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires our directors and executive officers, and any person who beneficially owns more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. These persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

          Based solely on a review of copies of Section 16(a) filings we received during or with respect to 2005 and representations of our directors and executive officers with respect to the filing of annual reports of changes in
Section 16(a) beneficial ownership on Form 5, we believe that each filing required to be made pursuant to Section 16(a) of the Exchange Act during 2005 has been filed in a timely manner with the exception of the following:

          o Each of Stephen E. King, our Chairman and Chief Executive Officer, and David J. Harrison, our President and Chief Operating Officer, did not include on his initial Form 3 filed on August 12, 2005 an option to purchase 375,000 shares of our common stock that was granted on February 10, 2005. These holdings were reported on Mr. King's and Mr. Harrison's Form 5 for the 2005 fiscal year, which was filed with the SEC on February 14, 2006.

          o Each of Mr. King and Mr. Harrison did not file a Form 4 to report the forfeiture on September 30, 2005 of the options granted on February 10, 2005. These options were forfeited to us for no consideration. These transactions were reported on Mr. King's and Mr. Harrison's Form 5 for the 2005 fiscal year, which was filed with the SEC on February 14, 2006.

                             EXECUTIVE COMPENSATION

          The following table sets forth certain information relating to the compensation paid to all persons who served as our Chief Executive Officer during our fiscal year ended December 31, 2005, as well as David J. Harrison, our President and Chief Operating Officer (collectively, the "named executive officers"). No other executive officer serving as such as of December 31, 2005 earned more than $100,000 in salary and bonus during the 2005 fiscal year. None of the named executive officers served as an executive officer of the Company prior to February 10, 2005 or during any prior fiscal year. The amounts below do not include any compensation paid to the named executive officers by Synova Healthcare, Inc. prior to our acquisition of that company on February 10, 2005.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                           COMPENSATION
                                                                           ------------
                                                                              AWARDS
                                               ANNUAL COMPENSATION         ------------
                                         -------------------------------    SECURITIES
                                                            OTHER ANNUAL    UNDERLYING      ALL OTHER
                                          SALARY    BONUS   COMPENSATION   OPTIONS/SARS   COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR      ($)      ($)         ($)            (#)            ($)
-------------------------------   ----   --------   -----   ------------   ------------   ------------
Robert Knight
Chief Executive Officer (1) ...   2005   $     --    $--      $    --            --           $--

Stephen E. King
Chairman and Chief Executive
Officer (2) ...................   2005    153,125     --       14,362       506,250(3)         --

David J. Harrison
President and Chief Operating
Officer (4) ...................   2005    153,125     --       14,362       506,250(3)         --

----------
(1) Robert Knight served as our Chief Executive Officer from September 1998 to January 12, 2005.

(2) Stephen E. King was appointed as our Chairman of the Board of Directors and Chief Executive Officer on February 10, 2005. Mr. King served as the Chairman of the Board of Directors and Chief Executive Officer of our subsidiary, Synova Healthcare, Inc., since its incorporation in April 2003. For more information about the compensation of Mr. King, see " -- Employment Agreements."

(3) This amount includes an option to purchase 375,000 shares of our common stock which was voluntarily forfeited to us on September 30, 2005 by the named executive officer for no consideration.

(4) David J. Harrison was appointed as our President and Chief Operating Officer on February 10, 2005. Mr. Harrison served as the President of our subsidiary, Synova Healthcare, Inc., since shortly after its incorporation in April of 2003. For more information about the compensation of Mr. Harrison, see " -- Employment Agreements."

          The following table sets forth certain information relating to options granted to the named executive officers during our fiscal year ended December 31, 2005.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                                    NUMBER OF
                                   SECURITIES    % OF TOTAL OPTIONS
                                   UNDERLYING        GRANTED TO
                                  OPTIONS/SARS      EMPLOYEES IN       EXERCISE PRICE
             NAME                  GRANTED (#)     FISCAL YEAR(1)     PER SHARE ($/SH)    EXPIRATION DATE
-------------------------------   ------------   ------------------   ----------------   -----------------
Robert Knight
Chief Executive Officer (2)....         --                --                 $   --              --

Stephen E. King
Chairman and Chief Executive
Officer (3)....................    375,000 (4)          28.0%                $ 0.25             (5)
                                   131,250 (6)           9.8%                $0.011      December 22, 2014

David J. Harrison
President and Chief Operating
Officer (7)....................    375,000 (4)          28.0%                $ 0.25             (5)
                                   131,250 (6)           9.8%                $0.011      December 22, 2014

----------
(1) The calculation of this percentage includes (i) options to purchase in the aggregate 298,025 shares of common stock we issued in February 2005 to employees in connection with the assumption of outstanding options of Synova Healthcare, Inc. as part of our merger with Synova Healthcare, Inc.; and (ii) options to purchase in the aggregate 750,000 shares of common stock to Mr. King and Mr. Harrison, which options were voluntarily forfeited to us by them for no consideration on September 30, 2005.

(2) Mr. Knight served as our Chief Executive Officer from September 1998 to January 12, 2005.

(3) Stephen E. King was appointed as our Chairman of the board of directors and Chief Executive Officer on February 10, 2005. Mr. King served as the Chairman of the board of directors and Chief Executive Officer of our subsidiary, Synova Healthcare, Inc., since its incorporation in April 2003.

(4) On September 30, 2005, this option was voluntarily forfeited to us by the named executive officer for no consideration.

(5) This option was to expire 75 days from the date that it vested, but in no event could it be exercised after April 1, 2007.

(6) This option was issued in connection with the assumption of outstanding options of Synova Healthcare, Inc. upon our merger with Synova Healthcare, Inc. on February 10, 2005.

(7) David J. Harrison was appointed as our President and Chief Operating Officer on February 10, 2005. Mr. Harrison served as the President of our subsidiary, Synova Healthcare, Inc., since shortly after its incorporation in April of 2003.

          The following table sets forth certain information relating to the number and value of unexercised options held by the named executive officers as of the end of 2005. None of our named executive officers exercised any options in 2005.

  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND OPTION/SAR VALUES AT
                               DECEMBER 31, 2005

                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                     UNDERLYING UNEXERCISED             IN-THE-MONEY
                                         OPTIONS/SARS AT              OPTIONS/SARS AT
                                      DECEMBER 31, 2005 (#)       DECEMBER 31, 2005 ($) (1)
                                  ---------------------------   ---------------------------
            NAME                  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------------   -----------   -------------   -----------   -------------
Robert Knight
Chief Executive Officer (2) ...          --           --          $     --         $--

Stephen E. King
Chairman and Chief Executive
Officer (3)(5) ................     131,250           --           367,356          --

David J. Harrison
President and Chief Operating
Officer (4)(5) ................     131,250           --           367,356          --

----------
(1) The value of unexercised in-the-money options held at December 31, 2005 represents the total gain which an option holder would realize if the holder exercised all of the in-the-money options held at December 31, 2005. This value is determined by multiplying the number of shares of common stock underlying the options by the difference between the fair market value of such shares at December 31, 2005 and the per share option exercise price. For purposes of this table, such fair market value of the common stock was equal to $2.80, the closing price of a share of our common stock at December 30, 2005, the most recent trading day prior to December 31, 2005, as reported on the OTC Bulletin Board.

(2) Mr. Knight served as our Chief Executive Officer from September 1998 until January 12, 2005.

(3) Stephen E. King was appointed as our Chairman of the board of directors and Chief Executive Officer on February 10, 2005. Mr. King served as the Chairman of the board of directors and Chief Executive Officer of our subsidiary, Synova Healthcare, Inc., since its incorporation in April 2003.

(4) David J. Harrison was appointed as our President and Chief Operating Officer on February 10, 2005. Mr. Harrison served as the President of our subsidiary, Synova Healthcare, Inc., since shortly after its incorporation in April of 2003.

(5) Excludes an option to purchase 375,000 shares of common stock that was awarded to each of Mr. King and Mr. Harrison in February 2005 and was voluntarily forfeited to us by them for no consideration on September 30, 2005.

EMPLOYMENT AGREEMENTS

          Stephen E. King. In February 2005, we entered into a three-year employment agreement with Stephen E. King, pursuant to which Mr. King serves as our Chairman of the Board and Chief Executive Officer. Under this agreement, Mr. King receives an annual salary of $175,000, subject to review by our board of directors and the board of directors of Synova Healthcare, Inc., and also subject to required minimum cost-of-living increases. Mr. King is also eligible to receive a bonus of up to 40% of his salary. The amount of this bonus will be determined by these boards of directors, and the criteria for the receipt of a bonus will be based 70% on objective performance standards to be determined and mutually agreed upon by the boards of directors and Mr. King (with specific annual performance goals to be set by the boards) and 30% on subjective performance factors to be determined by the boards of directors. Mr. King is entitled to participate in all of our standard employee benefit plans, with guaranteed full medical, dental, short-term and long-term disability coverage, as well as guaranteed life insurance of at least two times Mr. King's then applicable salary. Mr. King is also entitled to take up to three weeks of vacation, excluding paid holidays, during the first two years of the agreement and up to four weeks of vacation thereafter.

          As part of the agreement, Mr. King initially received a non-qualified stock option to purchase up to 375,000 shares of our common stock at an exercise price of $0.25 per share. This option was to vest over a three-year period upon our achievement of stated performance goals. Prior to any part of this option having vested, on September 30, 2005, Mr. King voluntarily forfeited these options to us for no consideration.

          Under the terms of the agreement, employment is terminated upon the death or disability of Mr. King, and we may terminate Mr. King for cause or without cause. Mr. King may also terminate the agreement for good reason, including upon a change of control of us or Synova Healthcare, Inc., our wholly owned operating subsidiary. If we terminate Mr. King's employment without cause or Mr. King terminates his employment for good reason, we must:

          o give Mr. King 120 days advance notice of such termination, which must be approved by the affirmative vote of at least two-thirds of the members of our board of directors;

          o continue to pay Mr. King his salary at the date of termination for the greater of the period of time remaining under the agreement or one year;

          o pay Mr. King a pro-rated bonus, based on the bonus he received in the year before termination; and

          o continue to provide to Mr. King any benefits required to be provided under the general provisions of the employee benefit plans in which he participated on the date of termination.

          Under the agreement, Mr. King agrees to communicate and assign to us all works and other ideas developed or conceived by Mr. King during the term of his employment with us. The agreement also contains customary non-disclosure, non-solicitation and non-competition covenants.

          David J. Harrison. In February 2005, we entered into a three-year employment agreement with David J. Harrison, pursuant to which Mr. Harrison serves as our President and Chief Operating Officer. The terms and conditions of this employment agreement are substantially similar to those of Mr. King's employment agreement.

          As part of the agreement, Mr. Harrison also initially received a non-qualified stock option to purchase up to 375,000 shares of our common stock at an exercise price of $0.25 per share. This option was to vest over a three-year period upon the achievement of stated performance goals. Prior to any part of this option having vested, on September 30, 2005, Mr. Harrison voluntarily forfeited these options to us for no consideration.

          Robert L. Edwards. Effective September 19, 2005, we entered into an employment agreement with Robert L. Edwards, under which Mr. Edwards serves as our Chief Financial Officer. The employment agreement provides that Mr. Edwards' base salary is $130,000 per year. In addition, effective January 1, 2006, we granted Mr. Edwards a monthly car allowance of $500. Under the employment agreement, we awarded Mr. Edwards an option to purchase 200,000 shares of our common stock at an exercise price of $2.50 per share, expiring on September 19, 2015. This option vests in four equal installments of 50,000 shares on each of the first four anniversaries of Mr. Edwards' employment. In addition, Mr. Edwards is entitled to three weeks of vacation, health insurance and other benefits consistent with those granted to other of our employees. The agreement is not for a specified term and may be terminated at any time by us or Mr. Edwards without penalty.

          Ronald S. Spangler, Ph.D. On December 16, 2005, we entered into an employment agreement with Ronald S. Spangler, Ph.D., under which Dr. Spangler serves as our Chief Scientific Officer. The employment agreement was effective as of January 3, 2006 and provides that Dr. Spangler's base salary is $150,000 per year. Under the employment agreement, we granted Dr. Spangler an option to purchase 300,000 shares of our common stock at $2.78 per share, expiring on January 3, 2016. This option will vest in scheduled increments of 50,000 shares, 70,000 shares, 80,000 shares and 100,000 shares, respectively, after each of Dr. Spangler's first four six-month terms of employment. On July 3, 2006, the first 50,000 shares subject to this option became vested and exercisable. In addition, under the employment agreement, Dr. Spangler is entitled to three weeks of vacation, health insurance and other benefits consistent with those granted to other of our employees. If the Company terminates Dr. Spangler's employment without cause (as defined in the agreement), Mr. Spangler will receive a severance payment equal to one year's salary minus the value of any vested stock options that were granted at the inception of his employment. If the value of the vested stock options exceed the value of one year's salary, Dr. Spangler will not be entitled to any severance payment. As a condition to employment, Dr. Spangler was required to execute a non-disclosure, non-solicitation and non-competition agreement. The employment agreement is not for any specified term and may be terminated at any time by either party, subject to the provisions described above.

COMPENSATION OF DIRECTORS

          On February 10, 2005, as compensation for serving as directors of Synova Healthcare, Inc., our predecessor and now one of our two operating subsidiaries, Dr. Ferroni and Mr. Weiss each received an option to purchase 8,750 shares of common stock at an exercise price of $0.57 per share. These options were originally issued by Synova Healthcare, Inc. and were assumed by us in connection with our acquisition of Synova Healthcare, Inc.

          On April 26, 2005, as compensation for serving as directors in 2005, each of our non-employee directors serving as of that date was granted an option to purchase 25,000 shares of our common stock at an exercise price of $1.82 per share. All of these options became fully vested on February 10, 2006.

          We reimburse each of our non-employee directors for their reasonable expenses incurred in connection with attending meetings of the board of directors and related committees.

EQUITY COMPENSATION PLANS

          2005 Equity Incentive Plan. On April 26, 2005, our board of directors adopted, and on May 27, 2005, our stockholders approved, the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan. A maximum of 1,500,000 shares of common stock are reserved for issuance under the incentive plan. The incentive plan is to be administered by the board of directors, who may delegate such authority to a properly constituted committee of the board of directors. Under the incentive plan, we are authorized to grant options and awards of restricted and unrestricted stock, which may or may not be based upon the attainment of certain performance goals, to our employees, officers and directors, as well as to non-employees and consultants who are in a position to make a significant contribution to our success. Options may be issued as either incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or as non-qualified stock options. The board of directors or committee determines the persons to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, including the vesting thereof, subject to the provisions of the incentive plan. As of December 31, 2005 and March 31, 2006, there were 416,500 and 890,000 shares of common stock, respectively, underlying outstanding awards under the incentive plan.

          Consultant Stock Compensation Plan. In December 22, 2005, we adopted the Synova Healthcare Group, Inc. Consultant Stock Compensation Plan. A total of 300,000 shares of common stock is authorized for issuance under the consultant plan. This plan provides compensation in the form of shares of common stock to eligible consultants and advisors who have provided bona fide services to us or our subsidiaries, other than services rendered in connection with the offer and sale of securities in a capital raising transaction or services that promote or maintain a market price for the our securities. The shares of stock issuable under the consultant plan have been registered on a Form S-8 registration statement. Shares may be granted only to consultants and advisors who are retained by us or by our subsidiaries and who are eligible to receive shares registered on Form S-8. As of March 31, 2006, we had issued 20,000 shares of common stock under the consultant plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MERGER WITH SYNOVA HEALTHCARE, INC.

          In connection with the February 10, 2005 merger of our former wholly owned subsidiary, Synova AGBL Merger Sub, Inc., with Synova Healthcare, Inc., we issued an aggregate of 6,437,952 shares of our common stock to the stockholders of Synova Healthcare, Inc. We also assumed options and warrants to purchase an aggregate of 562,045 shares of common stock in connection with the merger. The following executive officers and directors were beneficial owners of Synova Healthcare, Inc. common stock at the time the merger was effective and each received the following number of shares of our common stock and options and warrants to purchase shares of our common stock in connection with the merger:

                                                   SHARES OF   SHARES UNDERLYING
                                                     COMMON      STOCK OPTIONS
NAME                                                 STOCK        AND WARRANTS
------------------------------------------------   ---------   -----------------
Stephen E. King.................................   1,888,425        131,250 (1)
David J. Harrison...............................   1,887,165        131,250 (1)
Joseph S. Ferroni...............................      17,500          8,750 (2)
Jeffrey N. Pelesh...............................      52,500          8,750 (3)
Eric A. Weiss...................................     252,000          8,750 (2)

----------
(1)  These stock options have an exercise price of $0.011 per share.

(2)  These stock options have an exercise price of $0.57 per share.

(3)  This warrant has an exercise price of $0.011 per share.

EMPLOYMENT AGREEMENTS

          During 2005, we entered into employment agreements with Stephen E. King, our Chairman and Chief Executive Officer, David J. Harrison, our President and Chief Operating Officer, Robert L. Edwards, our Chief Financial Officer, and Ronald S. Spangler, Ph.D., our Chief Scientific Officer. See "Executive Compensation -- Employment Agreements."

ACCOUNTING SERVICES

          Jeffrey N. Pelesh, one of our directors, provided professional accounting services to Synova Healthcare, Inc. during the fiscal year ended December 31, 2004. Synova Healthcare, Inc. paid Mr. Pelesh an aggregate of $30,000 for these professional services in the form of 52,500 shares of our common stock.

          In addition, on December 22, 2004, Mr. Pelesh was granted an immediately exercisable warrant to purchase up to 8,750 shares of our common stock at an exercise price of $0.0011 per share. This warrant was issued for professional accounting services to Synova Healthcare, Inc. and expires on December 22, 2014.

GUARANTY OF CREDIT FACILITY

          Mr. King and Mr. Harrison each personally guaranteed our obligations under our term loan and line of credit with Wachovia Bank, N.A., pursuant to a guaranty agreement dated April 28, 2005. As of March 31, 2006, we had approximately $40,481 in amounts outstanding under the term loan and no amounts outstanding under the line of credit. These obligations terminated as of April 28, 2006, although the line of credit has been extended until June 30, 2006.

JASPER VENTURES LLC

          In February 2006, we engaged Jasper Ventures as a consultant pursuant to a consulting agreement. John M. Suender, one of our director nominees, serves as President of Jasper Ventures. Under this consulting agreement, Jasper Ventures is to provide us with non-legal advice and services relating to, among other things, business development, acquisition and finance, corporate governance and human resources matters. The consulting agreement is terminable at any time by either party. Jasper Ventures is entitled to receive an hourly, per diem or per month fee, depending on the amount of work to be provided. As of June 13, 2006, we have paid Jasper Ventures approximately $5,300 in fees pursuant to this consulting arrangement.

THE KEYSTONE EQUITIES GROUP

          Dr. Spangler holds an equity interest of approximately 13% in The Keystone Equities Group, an investment banking firm that Dr. Spangler founded. We have had discussions with, and may in the future engage, Keystone. As a result, we may pay Keystone a fee or commission in connection with services that Keystone may render to us.

                         INDEPENDENT PUBLIC ACCOUNTANTS

          Morison Cogen LLP served as our independent public accountants for the fiscal year ended December 31, 2005. The audit committee of the board of directors has retained Morison Cogen LLP as our independent public accounts for the 2006 fiscal year. Representatives of Morison Cogen LLP are expected to be present at the 2006 annual meeting to respond to appropriate questions and to make such statements as they may desire.

AUDIT FEES

          During fiscal 2005 and 2004, Morison Cogen LLP billed the Company $60,850 and $0, respectively, for audit fees. Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, the quarterly review of unaudited interim financial statements included in our Forms 10-QSB, and services in connection with registration statements we filed with the SEC, including the delivery of consents and "comfort letters."

AUDIT-RELATED, TAX AND ALL OTHER FEES

          We were not billed by Morison Cogen LLP for any other audit-related, tax or other fees in 2005 or 2004.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

          Our audit committee is responsible for appointing, setting the compensation for and overseeing the work of, its independent registered public accounting firm. As part of this responsibility, the audit committee is required to pre-approve all auditing services, internal control-related services and permitted non-audit services performed by the independent registered public accounting firm in order to ensure its independence. Additionally, the audit committee may delegate either type of pre-approval authority to one or more of its members.

                  STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

          Pursuant to the proxy rules promulgated under the Exchange Act, stockholders should be aware that the deadline for providing us with timely notice of any stockholder proposal to be submitted within the Rule 14a-8 process for consideration at our 2007 annual meeting of stockholders and inclusion in our 2007 proxy statement will be March 15, 2007. The deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2007 annual meeting of stockholders will be May 5, 2006. However, should the 2007 annual meeting of stockholders be advanced or delayed by more than 30 days from August 3, 2007, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-QSB, or, if impracticable, by any means reasonably calculated to inform stockholders. If the 2007 annual meeting date is so modified, stockholders proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the 2007 annual meeting.

          A stockholder proposal for the 2007 annual meeting must be submitted to us at our principal executive offices, located at 1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063, in accordance with the procedures outlined in our amended and restated bylaws. Any such proposal submitted for inclusion in our 2007 proxy statement must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

                                  OTHER MATTERS

          We are not presently aware of any matters, other than procedural matters, that will be brought before the annual meeting which are not reflected in the attached Notice of the Annual Meeting. The enclosed proxy will confer discretionary authority upon the named proxy holders to vote with respect to any and all of the following matters that may come before the annual meeting:

          o matters that were to be presented at the annual meeting for which we did not receive notice a reasonable time before July 13, 2006, the date we first mailed these proxy materials to our stockholders for the annual meeting;

          o the election of any person to any office for which a bona fide nominee named in this proxy statement is unable to serve or for good cause will not serve;

          o any proposal omitted from this proxy statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended;

          o the approval of the minutes of the prior meeting if such approval does not amount to ratification of the action taken at that meeting; and

          o    matters incident to the conduct of the annual meeting.

          In connection with any such matters that may come before the 2006 annual meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                             ADDITIONAL INFORMATION

          A copy of our 2005 Annual Report to Stockholders, which includes a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2005 as filed with the SEC, is being mailed to each stockholder with this proxy statement. The Annual Report to Stockholders is not a part of the proxy solicitation materials.

          We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC's public reference room in Washington, D.C. Our SEC filings are also available on the SEC's web site at http://www.sec.gov.

                                          By Order of the Board of Directors


                                          /s/ David J. Harrison
                                          --------------------------------------
                                          David J. Harrison
                                          President, Chief Operating Officer and
                                          Secretary

July 13, 2006
Media, Pennsylvania

                                 REVOCABLE PROXY
                          SYNOVA HEALTHCARE GROUP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 3, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SYNOVA HEALTHCARE
                                  GROUP, INC.

     The undersigned hereby appoints Stephen E. King, David J. Harrison and Robert L. Edwards, and each of them, to act, jointly or individually, and with full power of substitution and revocation, as proxies to appear and vote on behalf of the undersigned at the Annual Meeting of Stockholders of Synova Healthcare Group, Inc. (the "Company") to be held at the Crowne Plaza Hotel Philadelphia-Center City, located at 1800 Market Street, Philadelphia, Pennsylvania 19103, on Thursday, August 3, 2006, at 10:00 a.m. local time, and at any adjournments or postponements thereof, for the following purposes:

1. TO ELECT THE SEVEN DIRECTOR NOMINEES LISTED BELOW, EACH TO SERVE FOR A ONE-YEAR TERM ENDING AT THE 2007 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL EACH SUCH DIRECTOR'S SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

NOMINEES: PATRICIA CAMPBELL, DR. STEVEN L. EDELL, STEPHEN E. KING, DAVID J. HARRISON, JEFFREY N. PELESH, RONALD S. SPANGLER AND JOHN M. SUENDER

[_]  FOR all nominees listed above

[_]  WITHHOLD AUTHORITY to vote for all nominees listed above

[_]  EXCEPTIONS

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

EXCEPTIONS _____________________________________________________________________

    PLEASE COMPLETE AND SIGN REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE

2. IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS, TO VOTE UPON ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[_]  FOR

[_]  AGAINST

[_]  ABSTAIN

[_]  Check here if you plan to attend the annual meeting.

[_] Check here if you have a change of address. Please send your new address information separate from this Revocable Proxy.

     The Board of Directors recommends a vote FOR the directors listed on the reverse side. This Revocable Proxy, when properly executed, will be voted as specified on this Revocable Proxy. Unless otherwise specified by the undersigned, this Revocable Proxy will be voted FOR the election of all directors named in Proposal 1 and will be voted by the proxyholder or proxyholders at his or their discretion as to any other matters properly transacted at the meeting or any adjournments thereof.

                                   Dated: ______________________________________

                                   Name of Stockholder__________________________


                                   ---------------------------------------------
                                              Signature of Stockholder


                                   ---------------------------------------------
                                      Signature of Co-Owner, if owned jointly

NOTE: Please sign exactly as your name appears on your shares of common stock. If signing as attorney, executor, administrator, trustee or guardian, please give the full title as such, and, if signing for a corporation or other entity, please give your full title. When shares are in the name of more than one person, each should sign.